                                                                 EXHIBIT (A)(12)

                          MAINSTAY VP SERIES FUND, INC.

                             ARTICLES SUPPLEMENTARY

          MainStay VP Series Fund, Inc., a Maryland corporation registered as an open-end investment company under the Investment Company Act of 1940, as amended, (hereinafter called the "Corporation"), certifies to the State Department of Assessments and Taxation of Maryland that:

          FIRST: At a Meeting held on March 6, 2007, the Board of Directors of the Corporation approved the reorganization (the "Reorganization") of the MainStay VP Income & Growth Portfolio (the "Income & Growth Portfolio") with and into the MainStay VP ICAP Select Equity Portfolio ("ICAP Select Equity Portfolio").

          SECOND: Pursuant to the authority granted to the Board of Directors of the Corporation (the "Board of Directors") in Sections (1) and (2) of Article V of the Corporation's Charter (the "Charter"), the Board of Directors, by resolutions adopted at a meeting duly convened and held on March 6, 2007, reclassified and designated, subject to shareholder approval and closing of the Reorganization, the 100,000,000 Initial Class shares and 100,000,000 Service Class shares of the Income & Growth Portfolio into 100,000,000 Initial Class shares and 100,000,000 Service Class shares of the ICAP Select Equity Portfolio.

          THIRD: A special meeting of shareholders of the Income & Growth Portfolio was held on July 11, 2007. The shareholders approved the Reorganization. The Reorganization will occur on August 17, 2007.

          FOURTH: The preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption of said class is as set forth in Articles V and VI of the Corporation's Charter with respect to the Common Stock and shall be subject to all provisions of the Corporation's Charter relating to shares of the Corporation generally.

          FIFTH: Immediately prior to effectiveness of these Articles Supplementary, the number of shares of capital stock of all classes which the Corporation was authorized to issue was seven billion (7,000,000,000) shares, par value of one cent ($0.01) per share, consisting of the following classes:

                                                                       Number
Name of Class                                                        of Shares
-------------                                                      -------------
MainStay VP Capital Appreciation Portfolio - Initial Class           100,000,000
MainStay VP Capital Appreciation Portfolio - Service Class           100,000,000
MainStay VP Common Stock Portfolio - Initial Class                   100,000,000

                                                                       Number
Name of Class                                                        of Shares
-------------                                                      -------------
MainStay VP Common Stock Portfolio - Service Class                   100,000,000
MainStay VP Developing Growth Portfolio - Initial Class              100,000,000
MainStay VP Developing Growth Portfolio - Service Class              100,000,000
MainStay VP Large Cap Growth Portfolio - Initial Class               100,000,000
MainStay VP Large Cap Growth Portfolio - Service Class               100,000,000
MainStay VP International Equity Portfolio - Initial Class           100,000,000
MainStay VP International Equity Portfolio - Service Class           100,000,000
MainStay VP Mid Cap Core Portfolio - Initial Class                   100,000,000
MainStay VP Mid Cap Core Portfolio - Service Class                   100,000,000
MainStay VP Mid Cap Growth Portfolio - Initial Class                 100,000,000
MainStay VP Mid Cap Growth Portfolio - Service Class                 100,000,000
MainStay VP S&P 500 Index Portfolio - Initial Class                  100,000,000
MainStay VP S&P 500 Index Portfolio - Service Class                  100,000,000
MainStay VP Small Cap Growth Portfolio - Initial Class               100,000,000
MainStay VP Small Cap Growth Portfolio - Service Class               100,000,000
MainStay VP Balanced Portfolio - Initial Class                       100,000,000
MainStay VP Balanced Portfolio - Service Class                       100,000,000
MainStay VP Basic Value Portfolio - Initial Class                    100,000,000
MainStay VP Basic Value Portfolio - Service Class                    100,000,000
MainStay VP Convertible Portfolio - Initial Class                    100,000,000
MainStay VP Convertible Portfolio - Service Class                    100,000,000
MainStay VP Income & Growth Portfolio - Initial Class                100,000,000

                                                                       Number
Name of Class                                                        of Shares
-------------                                                      -------------
MainStay VP Income & Growth Portfolio - Service Class                100,000,000
MainStay VP Mid Cap Value Portfolio - Initial Class                  100,000,000
MainStay VP Mid Cap Value Portfolio - Service Class                  100,000,000
MainStay VP Total Return Portfolio - Initial Class                   100,000,000
MainStay VP Total Return Portfolio - Service Class                   100,000,000
MainStay VP Value Portfolio - Initial Class                          100,000,000
MainStay VP Value Portfolio - Service Class                          100,000,000
MainStay VP Bond Portfolio - Initial Class                           100,000,000
MainStay VP Bond Portfolio - Service Class                           100,000,000
MainStay VP Floating Rate Portfolio - Initial Class                  100,000,000
MainStay VP Floating Rate Portfolio - Service Class                  100,000,000
MainStay VP Government Portfolio - Initial Class                     100,000,000
MainStay VP Government Portfolio - Service Class                     100,000,000
MainStay VP High Yield Corporate Bond Portfolio - Initial Class      150,000,000
MainStay VP High Yield Corporate Bond Portfolio - Service Class      100,000,000
MainStay VP Cash Management Portfolio - Initial Class                700,000,000
MainStay VP Conservative Allocation Portfolio - Initial Class        100,000,000
MainStay VP Conservative Allocation Portfolio - Service Class        100,000,000
MainStay VP Moderate Allocation Portfolio - Initial Class            100,000,000
MainStay VP Moderate Allocation Portfolio - Service Class            100,000,000
MainStay VP Moderate Growth Allocation Portfolio - Initial Class     100,000,000
MainStay VP Moderate Growth Allocation Portfolio - Service Class     100,000,000
MainStay VP Growth Allocation Portfolio - Initial Class              100,000,000

                                                                       Number
Name of Class                                                        of Shares
-------------                                                      -------------
MainStay VP Growth Allocation Portfolio - Service Class              100,000,000
Capital Stock (Unclassified)                                       1,450,000,000

     The Board of Directors' power to classify and reclassify any unissued shares is not changed by this Articles Supplementary.

          SIXTH: Immediately after the effectiveness of these Articles Supplementary, the number of shares of capital stock of all classes which the Corporation is authorized to issue remains seven billion (7,000,000,000) shares, par value of one cent ($0.01) per share, consisting of the following classes:

                                                                       Number
Name of Class                                                        of Shares
-------------                                                      -------------
MainStay VP Capital Appreciation Portfolio - Initial Class           100,000,000
MainStay VP Capital Appreciation Portfolio - Service Class           100,000,000
MainStay VP Common Stock Portfolio - Initial Class                   100,000,000
MainStay VP Common Stock Portfolio - Service Class                   100,000,000
MainStay VP Developing Growth Portfolio - Initial Class              100,000,000
MainStay VP Developing Growth Portfolio - Service Class              100,000,000
MainStay VP Large Cap Growth Portfolio - Initial Class               100,000,000
MainStay VP Large Cap Growth Portfolio - Service Class               100,000,000
MainStay VP International Equity Portfolio - Initial Class           100,000,000
MainStay VP International Equity Portfolio - Service Class           100,000,000
MainStay VP Mid Cap Core Portfolio - Initial Class                   100,000,000
MainStay VP Mid Cap Core Portfolio - Service Class                   100,000,000
MainStay VP Mid Cap Growth Portfolio - Initial Class                 100,000,000
MainStay VP Mid Cap Growth Portfolio - Service Class                 100,000,000
MainStay VP S&P 500 Index Portfolio - Initial Class                  100,000,000
MainStay VP S&P 500 Index Portfolio - Service Class                  100,000,000

                                                                       Number
Name of Class                                                        of Shares
-------------                                                      -------------
MainStay VP Small Cap Growth Portfolio - Initial Class               100,000,000
MainStay VP Small Cap Growth Portfolio - Service Class               100,000,000
MainStay VP Balanced Portfolio - Initial Class                       100,000,000
MainStay VP Balanced Portfolio - Service Class                       100,000,000
MainStay VP ICAP Select Equity Portfolio - Initial Class             200,000,000
MainStay VP ICAP Select Equity Portfolio - Service Class             200,000,000
MainStay VP Convertible Portfolio - Initial Class                    100,000,000
MainStay VP Convertible Portfolio - Service Class                    100,000,000
MainStay VP Mid Cap Value Portfolio - Initial Class                  100,000,000
MainStay VP Mid Cap Value Portfolio - Service Class                  100,000,000
MainStay VP Total Return Portfolio - Initial Class                   100,000,000
MainStay VP Total Return Portfolio - Service Class                   100,000,000
MainStay VP Value Portfolio - Initial Class                          100,000,000
MainStay VP Value Portfolio - Service Class                          100,000,000
MainStay VP Bond Portfolio - Initial Class                           100,000,000
MainStay VP Bond Portfolio - Service Class                           100,000,000
MainStay VP Floating Rate Portfolio - Initial Class                  100,000,000
MainStay VP Floating Rate Portfolio - Service Class                  100,000,000
MainStay VP Government Portfolio - Initial Class                     100,000,000
MainStay VP Government Portfolio - Service Class                     100,000,000
MainStay VP High Yield Corporate Bond Portfolio - Initial Class      150,000,000
MainStay VP High Yield Corporate Bond Portfolio - Service Class      100,000,000

                                                                       Number
Name of Class                                                        of Shares
-------------                                                      -------------
MainStay VP Cash Management Portfolio - Initial Class                700,000,000
MainStay VP Conservative Allocation Portfolio - Initial Class        100,000,000
MainStay VP Conservative Allocation Portfolio - Service Class        100,000,000
MainStay VP Moderate Allocation Portfolio - Initial Class            100,000,000
MainStay VP Moderate Allocation Portfolio - Service Class            100,000,000
MainStay VP Moderate Growth Allocation Portfolio - Initial Class     100,000,000
MainStay VP Moderate Growth Allocation Portfolio - Service Class     100,000,000
MainStay VP Growth Allocation Portfolio - Initial Class              100,000,000
MainStay VP Growth Allocation Portfolio - Service Class              100,000,000
Capital Stock (Unclassified)                                       1,450,000,000

          SEVENTH: These Articles Supplementary have been approved by the Board of Directors in the manner and by the vote required by law.

          EIGHTH: The undersigned President of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.

          IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be executed under seal in its name and on its behalf by its President and attested to by its Secretary on this 15th day of August, 2007.

ATTEST:                                 MAINSTAY VP SERIES FUND, INC.


/s/ Marguerite E. H. Morrison           By: /s/ Stephen P. Fisher         (Seal)
-------------------------------------       ------------------------------------
Marguerite E.H. Morrison                    Stephen P. Fisher
Secretary                                   President


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